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      MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

                   SUPPLEMENT DATED FEBRUARY 5, 1996 TO THE
                      PROSPECTUS DATED NOVEMBER 21, 1995

The disclosure set forth under "Purchase of Shares -- Initial Sales Charge Alternatives-Class A and Class D Shares -- Reduced Initial Sales Charges" is modified as follows:

     Class D shares of the Funds are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal
Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc.
("High Income Fund") who wish to purchase shares of the Funds with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Municipal Strategy Fund or High Income Fund. This investment option is available only with respect to the proceeds of Municipal Strategy
Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable, or with respect to the proceeds of High Income
Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Fund prospectus) is applicable. Such Class D shares are offered subject to the conditions applicable to the offering of Class A shares of the Funds to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc.
("Senior Floating Rate Fund") who wish to purchase shares of the Funds with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Senior Floating Rate Fund, as described in the Statement of Additional Information under "Purchase of Shares -- Reduced Initial Sales Charges - Class A and Class D Shares -- Closed-End Fund Investment Option".

Code #16925-1195